Investment in Equity Accounted Joint Ventures	6 Months Ended
Jun. 30, 2018
Equity Method Investments and Joint Ventures [Abstract]
Investment in Equity Accounted Joint Ventures
Investment in Equity Accounted Joint Ventures

In October 2014, the Partnership sold a 1995-built shuttle tanker, the Navion Norvegia, to OOG-TK Libra GmbH & Co KG (or Libra Joint Venture), a 50/50 joint venture of the Partnership and Ocyan S.A. (or Ocyan) (formerly Odebrecht Oil & Gas S.A.) which vessel was converted to a new FPSO unit for the Libra field in Brazil. The FPSO unit commenced operations in late-2017. The Libra Joint Venture entered into a ten-year plus construction period loan facility providing total borrowings of up to $804 million, of which $683.5 million was drawn as of June 30, 2018. The interest payments of the loan facility are based on LIBOR, plus a margin of 2.65%. The final payment under the loan facility is due October 2027. In addition, the Libra Joint Venture entered into ten-year interest rate swap agreements to economically hedge expected interest payments on the loan facility until 2027, with an aggregate notional amount of $307.6 million, which amortizes quarterly over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a weighted average fixed rate of 2.51%. These interest rate swap agreements have been designated as qualifying cash flow hedging instruments for accounting purposes. During the second quarter of 2018, the Libra Joint Venture was required to obtain certain waivers from the lenders of the loan facility. The waivers were required due to the treatment of certain funds held by the Joint Venture following completion of construction. The Libra Joint Venture has agreed with the lenders on the terms of the waivers and expects the waivers to be in place during the third quarter of 2018, with no further consequence to the Libra Joint Venture expected. A failure to obtain the waivers would result, at the option of the lenders, in either a partial or full repayment of the loan facility.
In June 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with Ocyan, which owns the Itajai FPSO unit. Included in the joint venture is an eight-year loan facility, which as at June 30, 2018 had an outstanding balance of $153.8 million. The interest payments of the loan facility are based on LIBOR, plus margins which range between 2.15% and 2.45%. The final payment under the loan facility is due October 2021. The Partnership has guaranteed its 50% share of the loan facility. In addition, the joint venture entered into ten-year interest rate swap agreements with an aggregate notional amount of $68.7 million as at June 30, 2018, which amortizes semi-annually over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a fixed rate of 2.63%. These interest rate swap agreements are not designated as qualifying cash flow hedging instruments for accounting purposes.
As at June 30, 2018 and December 31, 2017, the Partnership had total investments of $195.1 million and $169.9 million, respectively, in joint ventures.